Exhibit 10.36a

                                 AMENDMENT NO. 1
                                       AND
                                   SUPPLEMENT
                                       TO
                            ASSET PURCHASE AGREEMENT


        THIS AMENDMENT NO. 1 AND SUPPLEMENT TO ASSET PURCHASE
AGREEMENT (this "AMENDMENT") is made and entered into as of this 18th day of February, 1999, by and among SONIC AUTOMOTIVE, INC., a Delaware corporation ("BUYER"), GLOBAL IMPORTS, INC., a Georgia corporation ("SELLER"), and WILLIAM MORRIS WHITMIRE (the "STOCKHOLDER").


                                 W I T N E S S E T H:

        WHEREAS, the parties hereto have entered into that certain Asset Purchase Agreement dated as of November 25, 1998 (the "ASSET PURCHASE AGREEMENT") (capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Asset Purchase Agreement); and

        WHEREAS, the parties hereto wish to amend and supplement the Asset Purchase Agreement as hereinafter provided;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, and intending to be legally bound, the parties hereto hereby agree as follows:

        1. SCHEDULES. The following Schedules to the Asset Purchase Agreement have been agreed to by the parties and are attached to this Amendment:

              Schedule       Description
              --------       ------------

               2.4, Part I,
                 Annex A     Contracts and Leases
               7.2           Compliance re: Seller and Stockholder
               7.3           Pending or Threatened Actions, Suits or Proceedings
               7.4           Encumbrances on the Assets
               7.5           Permits and Approvals
               7.6(a)        Financial Statements
               7.6(b)        Exceptions to GAAP

                      7.8(a)        Compliance with Laws
                      7.8(b)        Environmental Matters

                      7.9           Fixtures & Equipment
                      7.12          Taxes
                      7.13          Employee Matters
                      11.15         Office Furniture

        2.     AMENDMENTS.

               (a) Section 1.3 of the Asset Purchase Agreement is hereby amended by deleting the existing Section 1.3 in its entirety and inserting in lieu thereof the following:

                      "1.3   "CLOSING DATE DEADLINE" shall mean March 1, 1999."

               (b) The Business and Intangible Assets Purchase Price, as the same appears in the first sentence of Section 2.2(a) of the Asset Purchase Agreement, is hereby amended to read "Eleven Million Three Hundred Thousand Dollars ($11,300,000)".

               (c) The term "Four Million One Hundred Fifty Thousand Dollars ($4,150,000)", as the same appears in Section 2.2(b) of the Asset Purchase Agreement, is hereby amended to read "Three Million One Hundred Fifty Thousand Dollars ($3,150,000)".

               (d) Subsection 2.2(c) of the Asset Purchase Agreement is hereby deleted in its entirety and a new Subsection 2.2(c), as well as new Subsections 2.2(d), (e), (f), (g), (h), (i) and (j) are hereby inserted as follows:

                      "(c) In payment of the balance of the Initial Purchase Price (the "STOCK COMPONENT"), Buyer shall issue and deliver to Seller that number of whole shares of Buyer's Class A Convertible Preferred Stock, Series III (the "PREFERRED STOCK"), obtained by (A) multiplying
        (I) 452,778, as proportionately increased for any increase after November 25, 1998 and prior to the Closing in the number of outstanding shares of Buyer's Class A Common Stock, $.01 par value per share (the "COMMON STOCK"), by way of stock dividend, stock distribution or subdivision or as proportionately decreased for any decrease after November 25, 1998 and prior to the Closing in the number of outstanding shares of Common Stock by way of combination, consolidation, reclassification or otherwise, by (II) the Market Price (as defined in the Statement of Rights and Preferences of Preferred Stock attached hereto as Exhibit A (the "STATEMENT OF RIGHTS AND PREFERENCES")) as of the Closing Date, and (B) dividing the product obtained from such multiplication by $1,000. No fractional shares of Preferred Stock shall be issued; any such fraction of a share of Preferred Stock shall be paid in cash at the rate of $1,000 per whole share of Preferred Stock. The Preferred Stock shall have such rights and preferences as are set forth in the Certificate of Designation, Preferences and Rights of Class A Convertible Preferred Stock (the "CERTIFICATE OF DESIGNATION") referred to in the Statement of Rights and Preferences.

                      (d) Buyer will use its best reasonable efforts to include all of the shares of Common Stock issuable upon conversion of the Preferred Stock, plus any

        Special Additional Shares (as defined and as provided in Subsection 2.2(g) below (collectively, the "PIGGYBACK COMMON SHARES")), in an underwritten public offering of Buyer's Common Stock (the "PUBLIC OFFERING") in accordance with the Securities Act of 1933, as amended (the "SECURITIES ACT"), on a "piggyback" registration basis on or prior to April 30, 1999. Seller shall sell in the Public Offering all Piggyback Common Shares which Buyer is able to register in the Public Offering, unless the managing or lead managing underwriter in the Public Offering requires that Seller sell fewer than all of the Piggyback Common Shares or Buyer and Seller mutually agree that a fewer number of Piggyback Common Shares will be registered and sold.

                      (e) If requested by the managing or lead managing underwriter in the Public Offering, Seller and the Stockholder shall execute and deliver such customary documentation as is utilized by such underwriter for selling stockholders in underwritten public offerings including, without limitation, an underwriting agreement and a "lock-up" agreement with the managing or lead managing underwriter in such forms as are customarily used by such underwriter. In connection with any such registration, Seller and the Stockholder shall supply to Buyer such information as may be reasonably requested by Buyer in connection with the preparation and filing of a registration statement with the Securities and Exchange Commission (the "SEC"). Seller and the Stockholder shall not supply any information to Buyer for inclusion in such registration statement that will, taken as a whole, at the time the registration statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Buyer shall pay all expenses of registration of the Piggyback Common Shares except for the fees and expenses of separate counsel, if any, engaged by Seller, underwriter discounts and allowances for the sale of such Shares, and blue sky fees to the extent the applicable state laws require payment by Seller.

                      (f) Any of the Piggyback Common Shares which have not been registered and sold pursuant to the Public Offering by April 30, 1999 (other than as a result of a failure by Seller to participate in the Public Offering) will be registered by Buyer in a "shelf" registration statement (including any required post-effective amendment) under the Securities Act as promptly as possible after April 30, 1999 but in no event later than May 31, 1999; provided, however, Buyer may either (i) delay the effectiveness of any such shelf registration statement until the expiration of any "lock-up" period required by the underwriters in the Public Offering or (ii) not delay such effectiveness, in which case Seller hereby agrees to be bound by any such "lock-up" as fully as if Seller had signed the applicable lock-up agreement required by such underwriters. Upon notice by Buyer to Seller that such shelf registration statement is effective (including any required post-effective amendment) and that any such "lock-up" has expired, Seller shall have a period of ten (10) days from the date of such notice (the "SHELF REGISTRATION CONVERSION PERIOD") to surrender to Buyer for conversion into shares of Common Stock up to all shares of Preferred Stock held by Seller, and such shares of Common Stock issued upon such conversion shall be included in such shelf registration. Any shares of Common Stock issued upon conversion of shares of Preferred Stock which are surrendered for conversion after the expiration of the Shelf Registration Conversion Period shall not be included in such shelf registration. All shares of Common Stock which are included in such "shelf" registration in accordance with the foregoing provisions, as well as any Special Additional Shares issued pursuant to Subsection 2.2(g) below are hereinafter collectively called the "REGISTERED COMMON SHARES".

                      (g) (i) Seller shall not be obligated to convert any shares of the Preferred Stock until either (A) in the case of the Public Offering, Seller is notified by Buyer that such conversion is necessary in order for Seller to participate in the Public Offering (which notice Buyer agrees to give to Seller in a timely fashion to enable Seller to convert the applicable number of shares of Preferred Stock), or (B) in the case of a "shelf" registration statement under Subsection 2.2(f) above, the time required by said Subsection 2.2(f). If Seller elects to convert any shares of Preferred Stock prior to the time(s) required in clauses (A) or (B) of the immediately preceding sentence or after the expiration of the Shelf Registration Conversion Period, the provisions of this Subsection 2.2(g) shall not apply with respect to such shares of Preferred Stock so elected to be converted.

                             (ii) With respect to any shares of Preferred Stock as to which the provisions of this Subsection 2.2(g) shall apply, Seller shall receive the number of shares of Common Stock issuable upon conversion of such shares of Preferred Stock in accordance with Subsection 2(a)(iv) of the Certificate of Designation, subject to the following:

                                    (A)     If, as a result of the provisions of
               the third sentence of Subsection 2(a)(iv) of the Certificate of Designation, the number of shares of Common Stock to be issued upon conversion of each of such shares of Preferred Stock would be less than the Series III Conversion Amount (as defined in said Subsection 2(a)(iv)) as of the date of issuance of such shares of Preferred Stock (the "ORIGINAL CONVERSION AMOUNT"), Buyer shall issue to Seller, at no additional cost to Seller, such number of additional shares of Common Stock, if any, which, when added to the number of shares of Common Stock to be issued upon such conversion, will result in Seller receiving, in connection with such conversion, the number of shares of Common Stock Seller would have received had the number of shares of Common Stock issued upon such conversion been determined solely based upon the Original Conversion Amount;

                                    (B) With respect to any shares of Preferred
               Stock converted by Seller in order for Seller to participate in the Public Offering (the "PUBLIC OFFERING PREFERRED STOCK"), if the closing price for a share of Common Stock on the New York Stock Exchange for the trading day immediately preceding the date of the effectiveness of the registration statement in the Public Offering (the "PUBLIC OFFERING REGISTRATION PRICE") is less than the Market Price (as hereinafter defined) as of the date of the issuance of the shares of Public Offering Preferred Stock, then Buyer shall issue and deliver to Seller, at no additional cost to Seller, that number of additional shares of Common Stock, if any, which, when added to the number of shares of Common Stock issued or to be issued upon the conversion of the Public Offering Preferred Stock, would result in Seller receiving, in connection with such conversion, the number of shares of Common Stock Seller would have received had the number of shares of Common Stock issued upon such conversion of each share of Public Offering Preferred Stock converted been determined by dividing $1,000 by the Public Offering Registration Price. Any such additional shares of Common Stock which are not included in the Public Offering (other than as a result of a failure by Seller to participate in the Public Offering) will be "Special Additional Shares" for purposes of the "shelf" registration statement under Subsection 2.2 (f) above.

                                    (C) With respect to any shares of Preferred
               Stock converted by Seller in connection with a "shelf" registration statement under Subsection 2.2(f) above (the "SHELF REGISTRATION PREFERRED STOCK"), if the closing price for a share of Common Stock on the New York Stock Exchange for the trading day immediately preceding the later of (x) the date of the effectiveness of such "shelf" registration statement (including any required post-effective amendment) or (y) the date of any "lock-up" referred to in Subsection 2.2(f) (the "SHELF REGISTRATION PRICE") is less than the Market Price as of the date of the issuance of the shares of Shelf Registration Preferred Stock, then Buyer shall issue and deliver to Seller, at no additional cost to Seller, that number of additional shares of Common Stock, if any, which, when added to the number of shares of Common Stock issued or to be issued upon the conversion of the Shelf Registration Preferred Stock, would result in Seller receiving, in connection with such conversion, the number of shares of Common Stock Seller would have received had the number of shares of Common Stock issued upon such conversion of each share of the Shelf Registration Preferred Stock converted been determined by dividing $1,000 by the Shelf Registration Price.

                      (iii) Any additional shares of Common Stock to be issued and delivered by Buyer to Seller pursuant to Subsection 2.2(g)(ii) above are herein referred to as the "SPECIAL ADDITIONAL SHARES".

                      (h) If Seller shall elect not to convert any shares of Preferred Stock within the Shelf Registration Conversion Period, Buyer's sole obligation with respect to such shares of Preferred Stock and the shares of Common Stock issuable upon conversion of such shares of Preferred Stock (the "UNREGISTERED COMMON SHARES") shall be (A) to use its best reasonable efforts to make available current public information with respect to Buyer within the meaning of Subsection (c)(1) of Rule 144 ("RULE 144") promulgated by the SEC to the extent necessary to facilitate public resales by the Seller of the Unregistered Common Shares, pursuant to Rule 144, and (B) to remove stop transfer instructions and restrictive legends, as provided in subsection (j) below.

                      (i) Buyer shall not exercise any rights of redemption it has regarding the Preferred Stock, as such rights are more fully set forth in the Certificate of Designation, until the later of (A) the closing of the Public Offering, or (B) the expiration of the Shelf Registration Conversion Period.

                      (j) Buyer shall remove any and all stop transfer instructions and shall remove any restrictive legend on the certificates with respect to the Preferred Stock and any Unregistered Common Shares then owned by Seller to the extent that either (A) such Preferred Stock or Unregistered Common Shares may hereafter be registered under the Securities Act and under any applicable state securities or blue sky laws, or (B) Buyer has received an opinion of counsel, in form and substance reasonably satisfactory to the Buyer, that such registration is not required. Upon receipt of reasonable evidence that the requirements of Rule 144(k) have been complied with (including an opinion of counsel reasonably satisfactory to Buyer to such effect), Buyer shall remove any and all stop transfer instructions and shall remove any restrictive legend on such certificates."

               (e) The term "$1,000,000, equal to five (5)", as the same appears in the first sentence, second line, of Section 2.3(a) of the Asset Purchase Agreement, is hereby amended to read "$2,000,000, equal to ten (10)".

               (f) The number "$1,000,000", as the same appears in the "provided, however," clause at the end of Section 2.3(b) of the Asset Purchase Agreement, is hereby amended to read "$2,000,000".

               (g) The number "$1,000,000", as the same appears in Section 2.3(c) of the Asset Purchase Agreement, is hereby amended to read "$2,000,000".

               (h) Section A of Exhibit A to the Asset Purchase Agreement is hereby amended by deleting the existing Section A in its entirety and inserting in lieu thereof the following:

        "A.    General

               The Preferred Stock will consist of that number of whole shares of the Buyer's Class A Convertible Preferred Stock, Series III, having a par value of $.10 per share (the "Preferred Stock"), obtained by (a) multiplying (I) 452,778, as proportionately increased for any increase after November 25, 1998 and prior to the Closing in the number of outstanding shares of Common Stock by way of stock dividend, stock distribution or subdivision or as proportionately decreased for any decrease after November 25, 1998 and prior to the Closing in the number of outstanding shares of Common Stock by way of combination, consolidation, reclassification or otherwise, by (II) the Market Price (as defined below) as of the Closing Date, and (b) dividing the product obtained from such multiplication by $1,000."

               (i) The definition of "Market Price", as the same appears in the sixth paragraph of Section C of Exhibit A to the Asset Purchase Agreement, is hereby amended by deleting such paragraph in its entirety and inserting in lieu thereof the following:

               "The "Market Price" will be defined as the average closing price per share of Common Stock on the New York Stock Exchange for the twenty trading days immediately preceding the date of determination, adjusted (as reported by the New York Stock Exchange) for any increase in the number of outstanding shares of Common Stock by way of stock dividend, stock distribution or subdivision or any decrease in the number of outstanding shares of Common Stock by way of combination, consolidation, reclassification or otherwise."

        3. ADDITIONAL TERMS RELATING TO THE REGISTERED COMMON SHARES. The parties agree, with respect to the issuance and delivery of the Registered Common Shares to Seller, as follows:

               (a) Buyer shall have no obligation to maintain the currency of any prospectus, permit the use of any prospectus or maintain the effectiveness of any registration statement for the resale of the Registered Common Shares once all of the Registered Common Shares that remain unsold may be sold without restriction pursuant to Rule 144.

               (b) Seller and the Stockholder agree and acknowledge, with regard to the offer or resale by either of them of any of the Registered Common Shares, that:

                      (i) Seller and the Stockholder agree that they shall effect each resale of Registered Common Shares only pursuant to a current prospectus or supplements thereto that is a part of the shelf registration statement under Subsection 2.2(f) above (the "RESALE PROSPECTUS");

                      (ii) Any offering of any of the Registered Common Shares under the

Resale Prospectus by either of them will be effected in an orderly manner through a securities dealer, acting as broker or dealer, selected by Seller or the Stockholder and reasonably acceptable to Buyer (the "DESIGNATED BROKER");

                      (iii) Seller and the Stockholder will make resales of Registered Common Shares only by one or more methods described in the Resale Prospectus, as appropriately supplemented or amended when required;

                      (iv) Since the Registered Common Shares are "restricted securities" within the meaning of Rule 145 promulgated by the SEC under the Securities Act, the certificates representing the Registered Common Shares will be issued by Buyer with such legends as Buyer may reasonably require until such shares are offered pursuant to the foregoing terms under the Resale Prospectus, at which time such certificates shall be tendered to Buyer and a new certificate or certificates without legends shall be issued by Buyer to the Designated Broker in order to settle any resales by Seller or the Stockholder;

                      (v) Seller and the Stockholder shall provide Buyer, in writing, with all information concerning Seller and the Stockholder and their resale of the Registered Common Shares as may reasonably be requested by Buyer in order to comply with the Securities Act, and the Seller and the Stockholder shall indemnify Buyer for any liabilities (the "SELLER'S LIABILITIES") arising under the Securities Act, the Securities Exchange Act of 1934 or any state securities or blue sky laws resulting from any material misstatements in, or omissions of material information from, such information provided by Seller and the Stockholder to Buyer pursuant to this clause (v); and

                      (vi) Seller and the Stockholder shall pay any and all expenses directly related to the resale of the Registered Common Shares, including, but not limited to, the commissions or fees of the Designated Broker.

               (c) Buyer agrees that:

                      (i) Buyer shall use its best reasonable efforts to list the Registered Common Shares for trading on the New York Stock Exchange;

                      (ii) Buyer shall pay all expenses, including legal and accounting fees, in connection with the preparation, filing and maintenance of the shelf registration statement under Subsection 2.2(f) above, including amendments thereto, the Resale Prospectus, including supplements thereto, the issuance of certificates representing the Registered Common Shares, and other expenses incurred by Buyer in meeting its obligations set forth in Section 2.2(c) of the Asset Purchase Agreement, as amended hereby, and in this Section 3; and

                      (iii) Buyer shall indemnify Seller and the Stockholder for any liabilities arising under the Securities Act, the Securities Exchange Act of 1934 or any state securities or blue sky laws resulting from any material misstatements in, or omissions of material information from, the Resale Prospectus or the shelf registration statement under Subsection 2.2(f) above, including the information incorporated by reference therein, except for the Seller's Liabilities.

               (d) Notwithstanding any provision of the Asset Purchase Agreement, as amended hereby, to the contrary, Seller and the Stockholder shall not have any right to take any action (and Seller and the Stockholder hereby agree that neither of them shall take any action) to restrain, enjoin or otherwise delay any registration as a result of any controversy that might arise with respect to the interpretation or implementation of the Asset Purchase Agreement, as amended hereby. Nothing contained in this Section 3(d) shall prevent the making of a claim for monetary relief.

        4. ASSET PURCHASE AGREEMENT CONFIRMED. Except as provided in this Amendment, the Asset Purchase Agreement is hereby confirmed, as amended hereby, and shall continue in full force and effect.


                                   [SIGNATURES ON NEXT PAGE]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day, month and year first above written.

BUYER:                                      SONIC AUTOMOTIVE, INC.


                                            By: /s/ O. Bruton Smith
                                                --------------------------------
                                                Name: O. Bruton Smith
                                                Title: Chief Executive Officer


SELLER:                                     GLOBAL IMPORTS, INC.



                                            By: /s/ William Morris Whitmire
                                                --------------------------------
                                                Name: William Morris Whitmire
                                                Title: President



THE STOCKHOLDER:                            /s/ William Morris Whitmire (SEAL)
                                            ------------------------------------
                                                Name: William Morris Whitmire